On September 13, 2004, the Board of Trustees of the Wells Fargo Funds
     Trust and the Board of Trustees of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into certain Funds of the Trust.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

----------------------------------------------------------------------------------------------------------------------------
                                 Before Reorganization                                                After Reorganization
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
                             Target Funds                                           Acquiring
                                                                                      Fund*
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Fund                         Strong Advisor   Strong Municipal                       Wells Fargo     Wells Fargo Advantage
                             Municipal Bond       Bond Fund                           Advantage       Municipal Bond Fund
                                  Fund                                              Municipal Bond
                                                                                         Fund
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Shares:
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Class A                          17,359,479                -                                   -                 15,075,673
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Class B                           2,939,303                -                                   -                  2,538,733
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Class C                             244,140                -                                   -                    211,801
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Institutional Class               2,212,401                -                                   -                          -
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Investor Class                                    20,630,262                                   -                 20,630,262
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Administrator Class                       -                -                                   -                  1,914,770
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Net Asset:
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Class A                        $142,237,416                -                                   -               $142,237,416
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Class B                         $23,952,688                -                                   -                $23,952,688
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Class C                          $1,998,317                -                                   -                 $1,998,317
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Institutional Class             $18,065,655                -                                   -                          -
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Investor Class                            -     $194,644,390                                   -               $194,644,390
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Administrator Class                       -                -                                   -                $18,065,655
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation         $15,977,592          $14,379                                   -                $15,991,971
(deprecation)
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
Accumulated net realized         ($220,001)    ($19,085,401)                                   -              ($19,305,402)
losses
----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------------------------------------
* Designates the accounting survivor.
----------------------------------------------------------------------------------------------------------------------------

























       On September 13, 2004, the Board of Trustees of the Wells Fargo Funds Trust and the Board of Trustees of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into certain Funds of the Trust.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

-------------------------------------------------------------------------------------------------------------------------------
                                   Before                                                                After Reorganization
                               Reorganization
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                                                                       Wells
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
                            Strong Target Funds                    Target Funds      Acquiring Fund*
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Fund                        Strong Advisor Bond  Strong Corporate     Wells Fargo        Wells Fargo          Wells Fargo
                                    Fund            Income Fund       Income Fund      Advantage Total      Advantage Total
                                                                                      Return Bond Fund     Return Bond Fund
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Shares:
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Class A                           1,305,465                   -         1,992,136          4,031,232                 6,666,473
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Class B                             898,996                   -         1,142,040            618,910                 2,257,632
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Class C                             386,051                   -                 -            451,168                   785,714
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Class K                           3,005,443                   -                 -                  -                         -
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Administrator Class                       -                   -                 -         32,688,880                56,221,860
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Institutional Class               9,407,133                   -        27,159,629         11,436,073                19,686,060
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Investor Class                            -           2,183,766                 -                  -                         -
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Class Z                             708,572                   -                 -                  -                 2,396,048
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Net Asset:                                                                                                                   -
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Class A                         $13,965,906                   -       $18,715,471        $49,993,980               $82,675,357
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Class B                          $9,623,556                   -       $10,718,544         $7,682,760               $28,024,860
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Class C                          $4,130,633                   -                 -         $5,570,595                $9,701,228
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Class K                         $32,137,915                   -                 -                  -                         -
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Administrator Class                       -                   -                 -       $398,590,144              $685,538,306
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Institutional Class            $100,550,862                   -      $254,810,247       $139,382,900              $239,933,762
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Investor Class                            -         $21,635,076                 -                  -                         -
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Class Z                          $7,581,089                                     -                  -               $29,216,165
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Unrealized appreciation          ($657,167)          ($122,536)      ($1,535,409)       ($5,110,365)              ($7,425,477)
(deprecation)
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
Accumulated net realized         ($559,728)           ($35,521)     ($21,170,060)       ($2,659,679)             ($24,424,988)
losses
-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------------------------
* Designates the accounting survivor.
-------------------------------------------------------------------------------------------------------------------------------


       On September 13, 2004, the Board of Trustees of the Wells Fargo Funds Trust and the Board of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into the Funds.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code.


-------------------------------------------------------------------- --------------------------------------------------
                           Acquiring Fund                                                       Target Fund
-------------------------------------------------------------------- --------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------
Wells Fargo Advantage High Income Fund Advisor Class                 Strong High Yield Bond Fund Advisor Class
-------------------------------------------------------------------- --------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------
Wells Fargo Advantage High Income Fund Institutional Class           Strong High Yield Bond Fund Institutional Class
-------------------------------------------------------------------- --------------------------------------------------
-------------------------------------------------------------------- --------------------------------------------------
Wells Fargo Advantage High Income Fund Investor Class                Strong High Yield Bond Fund Investor Class
-------------------------------------------------------------------- --------------------------------------------------





       On September 13, 2004, the Board of Trustees of the Wells Fargo Funds Trust and the Board of Trustees of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into certain Funds of the Trust.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code. The following is a summary of shares outstanding and net assets immediately before and after the reorganization:

-------------------------------------------------------------------------------------------------------------
                                   Before                                              After Reorganization
                               Reorganization
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
                             Target Funds                            Acquiring
                                                                       Fund*
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Fund                         Strong Short-Term                     Strong Short-Term  Wells Fargo Advantage
                                Income Fund                            Bond Fund       Short-Term Bond Fund
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Shares:
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Investor Class                    6,002,996                            53,271,531                 60,148,795
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Advisor Class                             -                               979,755                    979,755
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Institutional Class                       -                             5,941,048                  5,941,048
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Net Asset:
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Investor Class                  $59,185,007                          $458,449,144               $517,634,151
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Advisor Class                             -                            $8,432,342                 $8,432,342
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Institutional Class                       -                           $51,177,795                $51,177,795
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Unrealized appreciation          ($226,619)                          ($1,975,269)               ($2,201,888)
(deprecation)
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
Accumulated net realized         ($425,633)                        ($151,537,312)             ($151,962,945)
losses
-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------------------------------
* Designates the accounting survivor.
-------------------------------------------------------------------------------------------------------------


       On September 13, 2004, the Board of Trustees of the Wells Fargo Funds Trust and the Board of Directors of the Strong Funds ("Strong Funds") approved an Agreement and Plan of Reorganization providing for the reorganization of certain Strong Funds into the Funds.
       Effective at the close of business on April 8, 2005, the following Acquiring Funds ("Acquiring Funds") acquired all of the net assets of the following Target Funds ("Target Funds") through a tax-free exchange under section 368 of the Internal Revenue Code.


---------------------------------------------------------------------- ------------------------------------------------------
                           Acquiring Fund                                                         Target Fund
---------------------------------------------------------------------- ------------------------------------------------------
---------------------------------------------------------------------- ------------------------------------------------------
Wells Fargo Advantage Short-Term High Yield Bond Fund Advisor Class    Strong Short-Term High Yield Bond Fund Advisor Class
---------------------------------------------------------------------- ------------------------------------------------------
---------------------------------------------------------------------- ------------------------------------------------------
Wells Fargo Advantage Short-Term High Yield Bond Fund Investor Class   Strong Short-Term High Yield Bond Fund Investor Class
---------------------------------------------------------------------- ------------------------------------------------------
